UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT





PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    September 4, 1997




                           Meredith Corporation
         (Exact name of registrant as specified in its charter)



                    Iowa                1-5128          42-0410230
      (State or other jurisdiction   (Commission     (I.R.S. Employer
          of incorporation)          File Number)   Identification No.)



    1716 Locust Street, Des Moines, Iowa                50309-3023
  (Address of principal executive offices)              (ZIP Code)



  Registrant's telephone number, including area code  515 - 284-3000

Item 2.  Acquisition or Disposition of Assets

On September 4, 1997, Meredith Corporation (the "Company") acquired the net assets of WFSB-TV, a CBS network-affiliated television station serving the Hartford/New Haven, Conn. market through an exchange of the assets of WCPX-TV in Orlando, Fla. The asset exchange was with Post-Newsweek Stations, Inc., a wholly-owned subsidiary of the Washington Post Company and included a $60 million cash payment to the Company.

WCPX-TV was one of the four television stations which the Company agreed in January 1997 to acquire from First Media. In the Orlando, Fla. market, the Company currently owns WOFL-TV, a FOX network-affiliated television station. Federal Communication Commission regulations required the Company to dispose of one of these television stations since they currently prohibit the ownership of more than one television station in a market. Therefore, for the purpose of effecting the exchange, the Company purchased the net assets of WCPX-TV, a CBS network-affiliated television station, serving the Orlando, Fla. market from First Media Television, L.P. ("First Media") for $219 million on September 4, 1997, prior to the exchange for WFSB-TV.

The net purchase price of WFSB-TV was $159 million which the Company believes approximates the fair value of the assets acquired based on current market conditions. The acquisition was financed by cash from a $360 million, five-year revolving/term credit facility with a group of seven banks led by Wachovia Bank, N.A., as agent. The purchased net assets of WFSB-TV include its FCC license, CBS network affiliation contract and all real and personal property used in operating WFSB-TV. The Company intends to continue the operation of WFSB-TV as a CBS network affiliate serving the Hartford/New Haven, Conn. market.

Reference is made to the Company's Current Reports on Form 8-K dated January 24, 1997, and June 2, 1997, related to this acquisition.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits
               4 Credit Agreement dated July 1, 1997, among Meredith Corporation and a group of banks with Wachovia Bank, N.A., as Agent. (Incorporated herein by reference to Exhibit 4 to the Company's Current Report on Form 8-K dated July 1, 1997.)

              10 Asset Exchange Agreement dated June 2, 1997, between Meredith Corporation and Post-Newsweek Stations, Connecticut, Inc., with respect to WCPX(TV), Orlando, Florida and WFSB (TV), Hartford, Connecticut.

              99 Press release issued by Meredith Corporation dated September 4, 1997.
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





                               SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MEREDITH CORPORATION
                              Registrant



                                (Larry D. Hartsook)
                                 Larry D. Hartsook
                              Vice President - Finance
                              (Principal Financial and
                                 Accounting Officer)






Date:  September 18, 1997

                               Index to Exhibits







Exhibit
Number                                      Item
-------         -------------------------------------------------------------

   4 Credit Agreement dated July 1, 1997, among Meredith Corporation and a group of banks with Wachovia Bank, N.A., as Agent. (Incorporated herein by reference to Exhibit 4 to the Company's Current Report on Form 8-K dated July 1, 1997.)

  10 Asset Exchange Agreement dated June 2, 1997, between Meredith Corporation and Post-Newsweek Stations, Connecticut, Inc., with respect to WCPX(TV), Orlando, Florida and WFSB (TV), Hartford, Connecticut.*

  99            Press release issued by Meredith Corporation dated
                September 4, 1997.




               *Supplementary schedules and exhibits to this agreement, as listed on page 79, are not included in this Form 8-K filing. Copies of any of the schedules and exhibits to this agreement will be furnished supplementary to the Commission upon request.